Exhibit 99.1

Office of the US Trustee - Region 18

Seattle, Washington

Monthly Reporting Requirements

Corporations and Partnerships

All Chapter 11 debtors (other than individuals) must serve the U.S. Trustee with the documents and reports identified below no later than the 15th day of the month following the end of the month covered by the report.

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

For the month of: August 2013

Required Documents	Document Attached	Previously Submitted	Explanation Attached
1. Income Statement (profit and loss statement).	( X )	( )	( )
2. Comparative Balance Sheet.	( X )	( )	( )
3. Statement of Cash Receipts and Disbursements.	( X )	( )	( )
4. Statement of Aged Receivables.	( X )	( )	( )
5. Statement of Aged Payables.	( X )	( )	( )
6. Statement of Operations, Taxes, Insurance and Personnel.	( X )	( )	( )
7. Other documents/reports as required by the U.S. Trustee: None	( )	( )	( )

The undersigned certifies under penalty of perjurty (28 U.S.C. § 1746) that the information contained in this and accompanying reports is complete, true and correct to the best of my knowledge, information and belief.

By: /s/ Shelly L. Krasselt	Dated: September 13, 2013
Controller
Title of Debtor Representative

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

For the period: Refer to dates below

Basis of Accounting: Accrual

	Month Ending
		November 30,	December 31,	January 31,	February 29,	March 31,	April 30,	May 31,
	10/28/10-10/31/10	2010	2010	2011	2011	2011	2011	2011
Income
Misc Income	$—	$—	$—	$—	$—	$—	$—	$—
Gain on sale of assets	$—	$—	$37,020	$—	$—	$—	$—	$—
Expenses
Payroll/Officer Expenses	$1,909	$3,215	$1,970	$5,750	$3,660	$5,477	$3,069	$1,550
Occupancy	$—	$971	$595		$—	$—	$—	$—
Director Fees	$—	$—	$750	$2,500	$3,500	$2,500	$2,500	$2,500
Investor Relations	$692	$234	$—	$—	$—	$—	$—	$—
Service Contracts	$—	$89	$—	$—	$—	$—	$—	$—
Ongoing Professional costs	$—	$1,646	$2,334	$12,298	$5,529	$3,995	$3,922	$2,247
Professionals	$—	$—	$65,179		$—	$—	$—	$—
Interest Expense DIP loan	$—	$1,700	$4,038	$—	$—	$—	$—	$—
Loan Fee	$—	$100,000	$—	$—	$—	$—	$—	$—
Special Cousel	$—	$332,726	$162,000	$16,000	$15,380	$2,000	$5,689	$(136)
Debtor’s Counsel	$—	$75,540	$50,854	$24,139	$20,549	$17,218	$12,196	$13,824
Mediator	$—	$—	$—	$—	$—	$—	$—	$—
Income Tax Expense	$—	$—	$—	$—	$—	$—	$—	$—

Total Expenses	$2,601	$516,121	$287,719	$60,687	$48,619	$31,190	$27,375	$19,985

Net Income (Loss)	$(2,601)	$(516,121)	$(250,699)	$(60,687)	$(48,619)	$(31,190)	$(27,375)	$(19,985)

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

For the period: Refer to dates below

Basis of Accounting: Accrual

	Month Ending
	June 30,	July 31,	August 31,	September 30,	October 31,	November 30,	December 31,	January 31,	February 29,
	2011	2011	2011	2011	2011	2011	2011	2012	2012
Income
Misc Income	$—	$—	$—	$—	$—	$—	$—	$—	$—
Gain on sale of assets	$—	$—	$—	$—	$—	$—	$—	$—	$—
Expenses
Payroll/Officer Expenses	$2,289	$557	$2,264	$—	$13	$—	$3,924	$4	$3,193
Occupancy	$—	$—	$—	$—	$—	$—	$—	$—	$—
Director Fees	$2,500	$2,500	$2,500	$2,500	$3,500	$2,500	$2,500	$2,500	$2,500
Investor Relations	$—	$—	$—	$—	$—	$—	$—	$—	$—
Service Contracts	$—	$—	$—	$—	$—	$—	$—	$—	$—
Ongoing Professional costs	$1,374	$2,707	$3,928	$2,215	$4,975	$2,108	$1,726	$4,733	$2,116
Professionals	$—	$—	$—	$—	$—	$—	$—	$—	$—
Interest Expense DIP loan	$—	$—	$—	$—	$—	$—	$—	$—	$—
Loan Fee	$—	$—	$—	$—	$—	$—	$—	$—	$—
Special Cousel	$—	$—	$—	$—	$—	$—	$—	$—	$—
Debtor’s Counsel	$5,201	$—	$—	$—	$—	$10,753	$12,808	$—	$—
Mediator	$—	$—	$—	$—	$—	$—	$—	$—	$—
Income Tax Expense	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total Expenses	$11,364	$5,764	$8,692	$4,715	$8,488	$15,361	$20,958	$7,237	$7,810

Net Income (Loss)	$(11,364)	$(5,764)	$(8,692)	$(4,715)	$(8,488)	$(15,361)	$(20,958)	$(7,237)	$(7,810)

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

For the period: Refer to dates below

Basis of Accounting: Accrual

	Month Ending
	March 31,	April 30,	May 31,	June 30,	July 31,	August 31,	September 30,	October 31,	November 30,
	2012	2012	2012	2012	2012	2012	2012	2012	2012
Income
Misc Income	$—	$—	$—	$—	$—	$—	$—	$—	$10
Gain on sale of assets	$—	$—	$—	$—	$—	$—	$—	$—	$—
Expenses
Payroll/Officer Expenses	$1	$—	$1,962	$2	$—	$—	$3,087	$—	$—
Occupancy	$—	$—	$—	$—	$—	$—	$—	$—	$—
Director Fees	$2,500	$2,500	$2,500	$2,500	$2,500	$2,500	$2,500	$2,500	$2,500
Investor Relations	$—	$—	$—	$—	$—	$—	$—	$—	$—
Service Contracts	$—	$—	$—	$—	$—	$—	$—	$—	$—
Ongoing Professional costs	$2,629	$3,632	$2,212	$2,607	$3,176	$2,294	$2,255	$3,279	$8,213
Professionals	$—	$—	$—	$—	$—	$—	$—	$—	$—
Interest Expense DIP loan	$—	$—	$—	$—	$—	$—	$—	$—	$—
Loan Fee	$—	$—	$—	$—	$—	$—	$—	$—	$—
Special Cousel	$—	$—	$—	$—	$—	$—	$—	$—	$—
Debtor’s Counsel	$—	$—	$—	$84,375	$14,923	$13,808	$4,032	$1,488	$15,037
Mediator	$—	$—	$—	$—	$—	$—	$—	$—	$—
Income Tax Expense	$130	$—	$—	$—	$—	$—	$—	$—	$—

Total Expenses	$5,260	$6,132	$6,675	$89,484	$20,599	$18,602	$11,874	$7,267	$25,750

Net Income (Loss)	$(5,260)	$(6,132)	$(6,675)	$(89,484)	$(20,599)	$(18,602)	$(11,874)	$(7,267)	$(25,741)

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

For the period: Refer to dates below

Basis of Accounting: Accrual

	Month Ending
	December 31,	January 31,	February 28,	March 31,	April 30,	May 31,	June 30,	July 31,	August 31,
	2012	2013	2013	2013	2013	2013	2013	2013	2013
Income
Misc Income	$—	$—	$—	$—	$—	$—	$—	$—	$—
Gain on sale of assets	$—	$—	$—	$—	$—	$—	$—	$—	$—
Expenses
Payroll/Officer Expenses	$—	$2,206	$—	$—	$2	$—	$—	$—	$—
Occupancy	$—	$—	$—	$—	$—	$—	$—	$—	$—
Director Fees	$2,500	$2,500	$2,500	$2,500	$2,500	$2,500	$2,500	$2,500	$—
Investor Relations	$—	$—	$—	$—	$—	$—	$—	$—	$—
Service Contracts	$—	$—	$—	$—	$—	$—	$—	$—	$—
Ongoing Professional costs	$2,597	$3,388	$2,977	$2,218	$4,221	$3,194	$4,266	$3,219	$2,294
Professionals	$—	$—	$—	$—	$—	$—	$—	$—	$—
Interest Expense DIP loan	$—	$—	$—	$—	$—	$—	$—	$—	$—
Loan Fee	$—	$—	$—	$—	$—	$—	$—	$—	$—
Special Cousel	$—	$—	$—	$—	$—	$—	$—	$—	$—
Debtor’s Counsel	$3,316	$1,583	$1,977	$1,061	$3,045	$3,585	$4,846	$3,232	$3,788
Mediator	$—	$—	$—	$—	$—	$—	$71,603	$—	$—
Income Tax Expense	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total Expenses	$8,413	$9,677	$7,454	$5,779	$9,767	$9,278	$83,215	$8,951	$6,082

Net Income (Loss)	$(8,413)	$(9,677)	$(7,454)	$(5,779)	$(9,767)	$(9,278)	$(83,215)	$(8,951)	$(6,082)

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Comparative Balance Sheet

	10/31/2010	11/30/2010	12/31/2010	1/31/2011	2/28/2011	3/31/2011	4/30/2011	5/31/2011
Assets
Current Assets
Cash	$97,345	$6,988,798	$6,098,902	$5,910,113	$5,896,209	$5,827,500	$5,812,289	$5,794,491
Investment in WIN Partners	$100,000	$100,000	$—	$—	$—	$—	$—	$—

Total Current Assets	$197,345	$7,088,798	$6,098,902	$5,910,113	$5,896,209	$5,827,500	$5,812,289	$5,794,491

Accounts/Dividend Receivable
Accrued Dividend Receivable - TRUPS prepetition	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842
Accrued Dividend Receivable - TRUPS postpetition	$—	$—	$—	$—	$—	$—	$—	$—

Total Accounts Receivable	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842

Other Assets
Dashiell Insurance Policy Assignment of Benefits	$160,797	$160,797	$—	$—	$—	$—	$—	$—
Real Property - Prosser Building and Land	$202,184	$202,184	$—	$—	$—	$—	$—	$—
Deferred tax asset/other assets	$0	$0	$—	$—	$—	$—	$—	$—
Investment in AmericanWest Bank	$6,000,000	$6,000,000	$—	$—	$—	$—	$—	$—
Investment in TRUPS	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000

Total Other Assets	$7,601,981	$7,601,981	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000

Total Assets	$7,984,167	$14,875,621	$7,522,744	$7,333,956	$7,320,051	$7,251,342	$7,236,131	$7,218,333

Liabilities
Postpetition Liabilities:
Accounts Payable	$692	$408,266	$306,089	$177,988	$212,702	$175,184	$187,347	$189,535
Debtor in Possession Loan to SKBHC Hawks Nest	$—	$850,000	$—	$—	$—	$—	$—	$—
Stalking Horse Bid Deposit	$—	$6,150,000	$—	$—	$—	$—	$—	$—

Total Postpetition Liabilities	$692	$7,408,266	$306,089	$177,988	$212,702	$175,184	$187,347	$189,535

Prepetition Liabilities
Accounts Payable	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337
Notes Payable	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000
Rents/Leases payable	$—	$—	$—	$—	$—	$—	$—	$—
Accrued Dividend Payable	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827

Total Prepetition Liabilities	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164

Total Liabilities	$47,393,856	$54,801,430	$47,699,253	$47,571,152	$47,605,866	$47,568,348	$47,580,511	$47,582,699

Owner Equity
Preferred Stock	$—	$—	$—	$—	$—	$—	$—	$—
Common Stock	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472
Retained Deficit	$(292,892,160)	$(293,408,281)	$(293,658,981)	$(293,719,668)	$(293,768,287)	$(293,799,477)	$(293,826,852)	$(293,846,837)

Total Owner Equity	$(39,409,689)	$(39,925,809)	$(40,176,509)	$(40,237,196)	$(40,285,815)	$(40,317,005)	$(40,344,380)	$(40,364,366)

Total Liabilities and Equity	$7,984,167	$14,875,621	$7,522,744	$7,333,956	$7,320,051	$7,251,342	$7,236,131	$7,218,333

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Comparative Balance Sheet

	6/30/2011	7/31/2011	8/31/2011	9/30/2011	10/31/2011	11/30/2011	12/31/2011	1/31/2012	2/29/2012
Assets
Current Assets
Cash	$5,632,435	$5,643,644	$5,634,726	$5,609,553	$5,601,052	$5,596,437	$5,547,525	$5,541,257	$5,534,018
Investment in WIN Partners	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total Current Assets	$5,632,435	$5,643,644	$5,634,726	$5,609,553	$5,601,052	$5,596,437	$5,547,525	$5,541,257	$5,534,018

Accounts/Dividend Receivable
Accrued Dividend Receivable - TRUPS prepetition	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842
Accrued Dividend Receivable - TRUPS postpetition	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total Accounts Receivable	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842.03	$184,842	$184,842	$184,842

Other Assets
Dashiell Insurance Policy Assignment of Benefits	$—	$—	$—	$—	$—	$—	$—	$—	$—
Real Property - Prosser Building and Land	$—	$—	$—	$—	$—	$—	$—	$—	$—
Deferred tax asset/other assets	$—	$—	$—	$—	$—	$—	$—	$—	$—
Investment in AmericanWest Bank	$—	$—	$—	$—	$—	$—	$—	$—	$—
Investment in TRUPS	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000

Total Other Assets	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000

Total Assets	$7,056,277	$7,067,486	$7,058,568	$7,033,395	$7,024,894	$7,020,279	$6,971,367	$6,965,100	$6,957,860

Liabilities
Postpetition Liabilities:
Accounts Payable	$38,843	$55,815	$55,590	$35,132	$35,119	$45,864	$17,910	$18,880	$19,450
Debtor in Possession Loan to SKBHC Hawks Nest	$—	$—	$—	$—	$—	$—	$—	$—	$—
Stalking Horse Bid Deposit	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total Postpetition Liabilities	$38,843	$55,815	$55,590	$35,132	$35,119	$45,864	$17,910	$18,880	$19,450

Prepetition Liabilities
Accounts Payable	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337
Notes Payable	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000
Rents/Leases payable	$—						$—	$—	$—
Accrued Dividend Payable	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827

Total Prepetition Liabilities	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164

Total Liabilities	$47,432,007	$47,448,979	$47,448,754	$47,428,296	$47,428,283	$47,439,028	$47,411,074	$47,412,044	$47,412,614

Owner Equity
Preferred Stock	$—	$—	$—	$—	$—	$—	$—	$—	$—
Common Stock	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472
Retained Deficit	$(293,858,201)	$(293,863,965)	$(293,872,657)	$(293,877,372)	$(293,885,861)	$(293,901,221)	$(293,922,179)	$(293,929,416)	$(293,937,226)

Total Owner Equity	$(40,375,730)	$(40,381,493)	$(40,390,185)	$(40,394,901)	$(40,403,389)	$(40,418,749)	$(40,439,707)	$(40,446,944)	$(40,454,754)

Total Liabilities and Equity	$7,056,277	$7,067,486	$7,058,568	$7,033,395	$7,024,894	$7,020,279	$6,971,367	$6,965,100	$6,957,860

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Comparative Balance Sheet

	3/31/2012	4/30/2012	5/31/2012	6/30/2012	7/31/2012	8/31/2012	9/30/2012	10/31/2012	11/30/2012
Assets
Current Assets
Cash	$5,528,207	$5,522,073	$5,515,691	$5,462,443	$5,456,754	$5,451,960	$5,444,667	$5,438,339	$5,432,085
Investment in WIN Partners	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total Current Assets	$5,528,207	$5,522,073	$5,515,691	$5,462,443	$5,456,754	$5,451,960	$5,444,667	$5,438,339	$5,432,085

Accounts/Dividend Receivable
Accrued Dividend Receivable - TRUPS prepetition	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842
Accrued Dividend Receivable - TRUPS postpetition	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total Accounts Receivable	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842

Other Assets
Dashiell Insurance Policy Assignment of Benefits	$—	$—	$—	$—	$—	$—	$—	$—	$—
Real Property - Prosser Building and Land	$—	$—	$—	$—	$—	$—	$—	$—	$—
Deferred tax asset/other assets	$—	$—	$—	$—	$—	$—	$—	$—	$—
Investment in AmericanWest Bank	$—	$—	$—	$—	$—	$—	$—	$—	$—
Investment in TRUPS	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000

Total Other Assets	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000

Total Assets	$6,952,049	$6,945,915	$6,939,533	$6,886,285	$6,880,596	$6,875,802	$6,868,509	$6,862,181	$6,855,927

Liabilities
Postpetition Liabilities:
Accounts Payable	$18,899	$18,897	$19,190	$55,426	$70,336	$84,144	$88,725	$89,664	$109,151
Debtor in Possession Loan to SKBHC Hawks Nest	$—	$—	$—	$—	$—	$—	$—	$—	$—
Stalking Horse Bid Deposit	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total Postpetition Liabilities	$18,899	$18,897	$19,190	$55,426	$70,336	$84,144	$88,725	$89,664	$109,151

Prepetition Liabilities
Accounts Payable	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337
Notes Payable	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000
Rents/Leases payable	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accrued Dividend Payable	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827

Total Prepetition Liabilities	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164

Total Liabilities	$47,412,063	$47,412,061	$47,412,354	$47,448,590	$47,463,500	$47,477,308	$47,481,889	$47,482,828	$47,502,315

Owner Equity
Preferred Stock	$—	$—	$—	$—	$—	$—	$—	$—	$—
Common Stock	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472
Retained Deficit	$(293,942,486)	$(293,948,618)	$(293,955,293)	$(294,044,777)	$(294,065,376)	$(294,083,978)	$(294,095,852)	$(294,103,119)	$(294,128,859)

Total Owner Equity	$(40,460,014)	$(40,466,146)	$(40,472,821)	$(40,562,305)	$(40,582,904)	$(40,601,506)	$(40,613,380)	$(40,620,647)	$(40,646,387)

Total Liabilities and Equity	$6,952,049	$6,945,915	$6,939,533	$6,886,285	$6,880,596	$6,875,802	$6,868,509	$6,862,181	$6,855,927

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Comparative Balance Sheet

	12/31/2012	1/31/2013	2/28/2013	3/31/2013	4/30/2013	5/31/2013	6/30/2013	7/31/2013	8/31/2013
Assets
Current Assets
Cash	$5,335,017	$5,327,314	$5,321,459	$5,316,741	$5,310,006	$5,304,313	$5,227,843	$5,222,124	$5,222,124
Investment in WIN Partners	$—

Total Current Assets	$5,335,017	$5,327,314	$5,321,459	$5,316,741	$5,310,006	$5,304,313	$5,227,843	$5,222,124	$5,222,124

Accounts/Dividend Receivable
Accrued Dividend Receivable - TRUPS prepetition	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842
Accrued Dividend Receivable - TRUPS postpetition	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total Accounts Receivable	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842

Other Assets
Dashiell Insurance Policy Assignment of Benefits	$—	$—	$—	$—	$—	$—	$—	$—	$—
Real Property - Prosser Building and Land	$—	$—	$—	$—	$—	$—	$—	$—	$—
Deferred tax asset/other assets	$—	$—	$—	$—	$—	$—	$—	$—	$—
Investment in AmericanWest Bank	$—	$—	$—	$—	$—	$—	$—	$—	$—
Investment in TRUPS	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000

Total Other Assets	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000

Total Assets	$6,758,859	$6,751,156	$6,745,301	$6,740,583	$6,733,848	$6,728,155	$6,651,685	$6,645,966	$6,645,966

Liabilities
Postpetition Liabilities:
Accounts Payable	$20,495	$22,468	$24,068	$25,128	$28,161	$31,745	$38,491	$41,723	$47,805
Debtor in Possession Loan to SKBHC Hawks Nest	$—	$—	$—	$—	$—	$—	$—	$—	$—
Stalking Horse Bid Deposit	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total Postpetition Liabilities	$20,495	$22,468	$24,068	$25,128	$28,161	$31,745	$38,491	$41,723	$47,805

Prepetition Liabilities
Accounts Payable	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337
Notes Payable	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000
Rents/Leases payable	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accrued Dividend Payable	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827

Total Prepetition Liabilities	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164

Total Liabilities	$47,413,659	$47,415,632	$47,417,232	$47,418,292	$47,421,325	$47,424,909	$47,431,655	$47,434,887	$47,440,969

Owner Equity
Preferred Stock	$—	$—	$—	$—	$—	$—	$—	$—	$—
Common Stock	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472
Retained Deficit	$(294,137,272)	$(294,146,949)	$(294,154,402)	$(294,160,181)	$(294,169,948)	$(294,179,226)	$(294,262,441)	$(294,271,393)	$(294,277,474)

Total Owner Equity	$(40,654,800)	$(40,664,477)	$(40,671,931)	$(40,677,709)	$(40,687,476)	$(40,696,755)	$(40,779,970)	$(40,788,921)	$(40,795,003)

Total Liabilities and Equity	$6,758,859	$6,751,156	$6,745,301	$6,740,583	$6,733,848	$6,728,155	$6,651,685	$6,645,966	$6,645,966

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Statement of Cash Receipts

For the Month Ending: August 31, 2013

Cash Receipts

Date	Description (Source)	Amount
Beginning Cash Balance		$5,222,124.28
		$—
		$—

Total Cash Receipts		$5,222,124.28

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Statement of Cash Disbursements

For the Month Ending: August 31, 2013

Cash Disbursements

Date	Check No.	Payee	Description	Amount
			No checks issued during the month of August	$—

	Total Cash Disbursements			$—

	Adjustments (explain)			$—
	Ending Cash Balance (must be reconciled to the bank statement for account cited above)			$5,222,124.28
	* Noted amounts have not yet cleared the bank statement. Items below remain outstanding from prior month.
7/31/2013	1298	Donald H. Swartz	July Retainer Board of Director Fee	$500.00

2965-0.56-86051N11.n01 1-1 A

AMERICANWEST BANCORPORATION ATTN: SHELLY KRASSELT 110 S FERRALL SPOKANE WA 99202	Pg 1 of 1

Business Checking
08/01/2013 Beginning Balance		5,226,868.35
0 Deposits/Other Credits	+	.00
7 Checks/Other Debits	-	4,244.07
08/31/2013 Ending Balance 31 Days in Statement Period		5,222,624.28

Checks listed in numerical order;			(*) indicates gap in sequence
Check	Date	Amount	Check	Date	Amount
1295	08/05	500.00	1300	08/07	1,558.22
1296	08/07	500.00	1301	08/07	480 .00
1297	08/06	500.00	1302	08/06	205.85
1299*	08/06	500.00

Daily Ending Balance

08/01	5,226,868.35	08/06	5,225,162.50	08/07	5,222,624.28
08/05	5,226,368.35

PLEASE SEE IMPORTANT INFORMATION ON THE REVERSE SIDE

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Statement of Aged Receivables

For the month ending August 31, 2013

Total Due	Current (0-30 Days)	Past Due (31-60 Days)	Past Due (61-90 Days)	Past Due (91 & Over)
Prepetition

$ —	$—	$—	$—	$—
Postpetition

$ —	$—	$—	$—	$—
Totals

$ —	$—	$—	$—	$—
Accounts Receivable Reconciliation
Opening Balance			$—
New Accounts this Month			$—
Balance			$—
Amount Collected on Prior Accounts			$—
Closing Balance			$—
Check Figure			$—

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Statement of Aged Payables

For the month ending August 31, 2013

NOTE: Schedule only includes postpetition debts.

			Current	Past Due	Past Due	Past Due
Account Name	Description	Total Due	(0-30 Days)	(31-60 Days)	(61-90 Days)	(91 & Over)
	Foster Pepper	$26,431.14	$3,787.84	$3,232.00	$4,846.00	$14,565.30
	Morrison Foerster	$4,179.78	$—	$—	$—	$4,179.78
	Sandler O’Neil	$13,000.00	$—	$—	$—	$13,000.00
	IST Shareholder Services	$1,609.11	$1,609.11	$—	$—	$—
	RR Donnelley	$480.00	$480.00	$—	$—	$—
	Integrity Business Services	$204.93	$204.93	$—	$—	$—
	BDO USA, LLC	$1,900.00	$—	$—	$1,900.00	$—

	Totals	$47,804.96	$6,081.88	$3,232.00	$6,746.00	$31,745.08

	Accounts Payable Reconciliation
	Opening Balance	$41,723.08
	Total New Indebtedness Incurred this Month	$6,081.88

	Balance	$47,804.96

	Amount paid on Prior Accounts Payable	$—

	Closing Balance	$47,804.96

Office of the US Trustee - Region 18

Seattle, Washington

Statement of Operations, Taxes, Insurance and Personnel

For the Month Ending: August 31, 2013

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

1. What efforts have been made toward presentation of a plan to the creditors?

The chapter 11 plan submitted by Holdco was approved by the judge at a hearing held on August 20, 2013. It is expected that an order confirming the plan will be submitted and signed by the Court before the end of the month.

2. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its prepetition unsecured debt, except as have been authorized by the Court?

☐	: Yes
☒	: No	Identify amount, who was paid and the date paid:	N/A

3. Provide a narrative report of significant events and events out of the ordinary course of business:

None

4. List any payments during this period on debt that has been personally guaranteed by any principal, partner or officer of the business.

None

5. If assets have been sold in other than the ordinary course of business, please provide details as to the asset sold, date of sale, total sales price, deductions (i.e. commissions), and net amount received.

None

6. STATUS OF TAXES

	AMOUNT WITHHELD OR ACCRUED	AMOUNT PAID	DATE PAID	POSTPETITION TAXES PAST DUE
FEDERAL TAXES
FICA	$—	$—	N/A	$—
Withholding	$—	$—	N/A	$—
Unemployment	$—	$—	N/A	$—
Income	$—	$—	N/A	$—
Other	$—	$—	N/A	$—
STATE TAXES
Dept. of Labor and Industries	$—	$—	N/A	$—
Income	$—	$—	N/A	$—
Employment Sec.	$—	$—	N/A	$—
Dept. of Revenue	$—	$—	N/A	$—
B&O	$—	$—	N/A	$—
Sales	$—	$—	N/A	$—
Excise	$—	$—	N/A	$—
OTHER TAXES
City Business/License	$—	$—	N/A	$—
Personal Property	$—	$—	N/A	$—
Real Property	$—	$—	N/A	$—
Other (List)	$—	$—	N/A	$—

Explain reason for any past due postpetition taxes:

N/A

7. SCHEDULE OF SALARY AND OTHER PAYMENTS TO PRINCIPALS / EXECUTIVES / INSIDERS*

Payee Name	Position	Nature of Payment	Amount
Patrick J. Rusnak	CEO and President	Services Performed	$—
Shelly L. Krasselt	Controller	Services Performed	$—

*	List accrued salaries whether or not paid and any draws of any kind or perks such as car, etc. made to or for the benefit of any proprietor, owner, partner, shareholder, officer, director or insider.

8. SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Appointment Date	Amount Paid This Month	Date of Court Approval	Aggregate Received	Estimated Balance Due
Debtor’s Counsel	11/17/2010	$—	12/12/2012	$362,213	$26,431
Counsel For Unsecured Creditors’ Committee		$—		$—	$—
Trustee’s Counsel		$—		$—	$—
Accountant	12/9/2011	$—	12/12/2012	$6,150	$1,900
Special Counsel	11/2/2010	$—	6/2/2011	$544,000	$4,180
Financial Advisor	11/2/2010	$—	*	$52,179	$13,000

*	Paid per 12/14/2010 interim payment order.

Identify fees accrued but not paid during the month: Debtors Counsel $3,787.84; Special Counsel $0; Accountant $1,900.00.

9. Please explain any changes in insurance coverage that took place this month.

None

10. Personnel

	Full Time	Part Time
Total number of employees at beginning of period	0	2
Number hired during the period	0	0
Number terminated or resigned during the period	0	0
Total number of employees on payroll at period end	0	2
Total payroll for the period	$—